UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF
ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the “Company”) hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company.  The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, the Company desires to compensate members of the Board of Directors for their service with 250,000 shares of restricted common stock per year.

THEREFORE, BE IT RESOLVED that the Company will issue the shares authorized at the earlier of December 31 or the members date of resignation for each year, beginning January 1, 2009.

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

_/s/___________________________
Sonny Wooley
Chairman of the Board of Directors
Date:  3/26/2009

_/s/___________________________
Timothy G. Byrd, Sr.
Director
Date:  3/26/2009

_/s/___________________________
Peggy Behrens
Director
Date:  3/26/2009